UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2022, Alset EHome International Inc. (the “Company”) entered into an Amendment to Stock Purchase Agreement (the “Amendment”) with DSS, Inc. (“DSS”) pursuant to which the Company and DSS have agreed to amend certain terms of the Stock Purchase Agreement dated January 25, 2022 (the “SPA”). Pursuant to the SPA, the Company had agreed to purchase 44,619,423 shares of DSS’s common stock for a purchase price of $0.3810 per share, for an aggregate purchase price of $17,000,000. Pursuant to the Amendment, the number of shares of the common stock of DSS that the Company will purchase has been reduced to 3,986,877 shares for an aggregate purchase price of $1,519,000. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment to Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On January 17, 2022, the Company entered into a Securities Purchase Agreement with Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest shareholder, pursuant to which the Company agreed to purchase from Mr. Chan 293,428,200 ordinary shares of Alset International Limited for a purchase price of 29,468,977 newly issued shares of the Company’s common stock. On February 28, 2022, the Company and Mr. Chan entered into an Amendment to the Securities Purchase Agreement pursuant to which the Company shall purchase these 293,428,200 ordinary shares of Alset International Limited for a purchase price of 35,319,290 newly issued shares of the Company’s common stock. The closing of this transaction with Mr. Chan is subject to approval of Nasdaq and the Company’s stockholders. These 293,428,200 ordinary shares of Alset International Limited represent approximately 8.4% of the 3,492,713,362 total issued and outstanding shares of Alset International Limited. The foregoing summary of the Amendment to the Securities Purchase Agreement is qualified in its entirety by reference to the full text of the Amendment to Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On February 28, 2022 the Company entered into a Stock Purchase Agreement with DSS, Inc. (the “True Partner Revised Stock Purchase Agreement”), pursuant to which the Company has agreed to sell a subsidiary holding 44,808,908 shares of stock of True Partner Capital Holding Limited, together with an additional 17,314,000 shares of True Partner Capital Holding Limited (for a total of 62,122,908 shares) in exchange for 17,570,948 shares of common stock of DSS (the “DSS Shares”). Previously, the Company and DSS were parties to an agreement dated as of January 18, 2022 for the sale of 62,122,908 shares of True Partner Capital Holding Limited; such agreement has been terminated, as described in Item 1.02, below. The Company and its various subsidiaries are collectively the largest shareholder of DSS. The Company’s Chairman, Chief Executive Officer and largest stockholder, Chan Heng Fai, is the Executive Chairman of DSS and a significant shareholder of DSS. The issuance of the DSS Shares will be subject to the approval of the NYSE American and DSS’s shareholders. The Company intends to obtain the approval of its stockholders for the closing of the transactions contemplated by the True Partner Revised Stock Purchase Agreement if required by Nasdaq. The foregoing summary of the True Partner Revised Stock Purchase Agreement is qualified in its entirety by reference to the True Partner Revised Stock Purchase Agreement attached hereto as Exhibit 10.3 and which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On February 28, 2022 the Company entered into an Agreement to Terminate Stock Purchase Agreement with DSS, Inc. (the “True Partner Termination Agreement”) wherein the Stock Purchase Agreement entered into by and between the Company and DSS on January 18, 2022 was terminated in its entirety. Pursuant to the January 18, 2022 Stock Purchase Agreement between the Company and DSS, the Company had agreed to sell (through a subsidiary) 62,122,908 shares of stock of True Partner Capital Holding Limited in exchange for 11,397,080 shares of common stock of DSS. Following the execution of the True Partner Termination Agreement, the parties entered into the True Partner Revised Stock Purchase Agreement described in Item 1.01, above, which is incorporated by reference herein. The foregoing summary of the True Partner Termination Agreement is qualified in its entirety by reference to the True Partner Termination Agreement attached hereto as Exhibit 10.4 and which is incorporated herein by reference.

On February 28, 2022 the Company entered into an Agreement to Terminate Stock Purchase Agreement with Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest shareholder (the “Chan Termination Agreement”) wherein the Stock Purchase Agreement entered into by and between the Company and Chan Heng Fai on January 24, 2022 was terminated in its entirety. Pursuant to the January 24, 2022 Stock Purchase Agreement, Mr. Chan had agreed to purchase 35,012,120 shares of the Company’s common stock for an aggregate purchase price of $13,000,000. The foregoing summary of the Chan Termination Agreement is qualified in its entirety by reference to the Chan Termination Agreement attached hereto as Exhibit 10.5 and which is incorporated herein by reference.

On February 28, 2022 the Company entered into an Agreement to Terminate Stock Purchase Agreement with DSS, Inc. (the “DSS Termination Agreement”) wherein the Stock Purchase Agreement entered into by and between the Company and DSS on January 18, 2022 was terminated in its entirety. Pursuant to the January 18, 2022 Stock Purchase Agreement between the Company and DSS, the Company had agreed to sell 877,248,065 shares of Alset International Limited to DSS in exchange for 60,798,217 newly issued shares of DSS. The foregoing summary of the DSS Termination Agreement is qualified in its entirety by reference to the DSS Termination Agreement attached hereto as Exhibit 10.6 and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Amendment of Stock Purchase Agreement, between Alset EHome International Inc. and DSS, Inc., dated February 28, 2022
10.2	Amendment to the Securities Purchase Agreement, between Alset EHome International Inc. and Chan Heng Fai, dated February 28, 2022
10.3	True Partner Stock Purchase Agreement, between Alset EHome International Inc. and DSS, Inc., dated February 28, 2022
10.4	True Partner Termination Agreement, between Alset EHome International Inc. and DSS, Inc., dated as of February 28, 2022
10.5	Chan Termination Agreement, between Alset EHome International Inc. and Chan Heng Fai, dated February 28, 2022
10.6	DSS Termination Agreement, between Alset EHome International Inc. and DSS, Inc., dated February 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL

Date: March 1, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer